Exhibit 10.2

FIRST AMENDMENT TO SHARE AND REAL PROPERTY PURCHASE AGREEMENT

THIS AMENDING AGREEMENT is dated effective as of the 24th day of August, 2016

AMONG:

CENTURY CASINO ST. ALBERT INC.

 (the “Buyer”)

-and-

CASINO ST. ALBERT INC.

 (“CSA”)

-and-

ACTION ATM INC.

 (“ATM”)

-and-

MVP SPORTS BAR LTD.

 (“MVP”)

-and-

GAME PLAN DEVELOPMENTS LTD.

 (“GPD”)

-and-

851896 ALBERTA LTD.

 (“851”)

-and-

BRUCE McPHERSON

 (“Bruce”)

WHEREAS:

(a)

Century Casinos Europe GmbH, a corporation registered in Alberta under its assumed name Century Casinos Europe LLC (“Century Europe”), CSA, ATM, MVP, GPD, 851 and Bruce entered into a Share and Real Property Purchase Agreement dated as of June 29, 2016 (the “Purchase Agreement”);

(b)

Pursuant to an assignment agreement dated effective as of July 22, 2016, Century Europe assigned all of its rights and interests under the Purchase Agreement to its Affiliate, the Buyer, and the Buyer assumed all of Century Europe’s obligations under the Purchase

Agreement, all effective as of July 22, 2016, as contemplated by Section 10.4 of the Purchase Agreement;
(c)	In accordance with Section 10.9 of the Purchase Agreement, the Buyer, CSA, ATM, MVP, GPD, 851 and Bruce wish to amend the Purchase Agreement as provided for in this Amending Agreement;

NOW THEREFORE, in consideration of the mutual covenants contained herein and for such other good and valuable consideration given by each party to the others, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1.

The word and phrases that are capitalized herein and defined in the Purchase Agreement shall have the same meaning in this Amending Agreement as in the Purchase Agreement, except as otherwise specifically provided herein.  Without limiting the foregoing exception, in this Amending Agreement the expression “Buyer” means Century Casino St. Albert Inc. and the expression “Century Europe” means Century Casinos Europe GmbH, a corporation registered in Alberta under its assumed name Century Casinos Europe LLC.

2.	In the 1st line of Section 6.1(b) of the Purchase Agreement, the words “By 60 days after the Execution Date,” are deleted and replaced with the words “By September 21, 2016,”.
3.	All other terms and conditions contained within the Purchase Agreement are to remain the same and in full force and effect and time shall continue to be of the essence.
4.	This Amending Agreement may be signed or executed in several counterparts in accordance with Section 10.5 of the Purchase Agreement.

IN WITNESS WHEREOF, this Amending Agreement has been executed by the parties, effective the date first above noted.

CENTURY CASINO ST. ALBERT INC.

By: /s/ Geoff Smith

Name: Geoff Smith

Title: Director

CENTURY CASINO ST. ALBERT INC.

By: /s/ Andreas Terler

Name: Andreas Terler

Title: Director

CASINO ST. ALBERT INC.

By: /s/ Bruce McPherson

Name: Bruce McPherson

Title: President

ACTION ATM INC.

By: /s/ Bruce McPherson

Name: Bruce McPherson

Title: President

MVP SPORTS BAR LTD.

By: /s/ Bruce McPherson

Name: Bruce McPherson

Title: President

GAME PLAN DEVELOPMENTS LTD.

By: /s/ Bruce McPherson

Name: Bruce McPherson

Title: President

851896 ALBERTA LTD.

By: /s/ Bruce McPherson

Name: Bruce McPherson

Title: President

SIGNED SEALED & DELIVERED

In the presence of:

/s/ Bruce McPherson

Bruce McPherson

/s/ Mal Ogrodnick

Mal Ogrodnick

Witness